ASSIGNMENT OF OIL, GAS AND MINERAL LEASE


STATE OF TEXAS       *
                     *     KNOW ALL MEN BY THESE PRESENTS THAT
COUNTY OF KIMBLE     *


WHEREAS, Pilares Oil & Gas, Inc., whose address is 3241 South 1st Street, One Burro Alley, Abilene, TX 79605, hereinafter referred to as "Assignor", is the owner and holder of certain Oil, Gas and Mineral Leases. One lease was executed the 15th day of May 1995, Jack Hunnicutt as Lessor to Pilares Oil & Gas, Inc., Lessee; and, the second lease is dated the 1st day of March 1996, and executed by Arthur L. Mudge, et al., to Pilares Oil & Gas, Inc. The Lease executed by Jack Hunnicutt covers the following described lot, tract, or parcel of land, hereinafter called "the Assigned Premises," is situated in Kimble County, Texas and is described as follows:

Section 23, Abstract 1573, Block 4, Kimble County, Texas being 640 acres of land, more or less.

WHEREAS, the Lease executed by Arthur L. Mudge, et al. Covers the following described lots, tracts or parcels of land hereinafter called "Assigned Premises," and situated in Kimble County, Texas as described as follows:

First Tract: All of the North 80 acres, more or less, of Survey No. 1, Certificate No. 00/543, Abstract No. 670, Original Grantee, T.W.N.G.R.R. Co., and patented to William Appleton by Patent No. 407, volume 29, dated September 11, 1877, and containing 640 acres, more or less, said patent to said land being of record in volume 1, Page 194 of the Patent Records of Kimble County, Texas, for more complete description of said lands by metes and bounds.

Second Tract: All of Survey No. 2, Certificate No. 1306, Abstract
No. 1074, B.J. Hall, Original Grantee, patented to G. .Keith Gordon by Patent No. 62, Vol. 31, on January 10, 1906 for 570.60 acres of land, described by metes and bounds as follows:

BEGINNING at the N.W. corner of Sur. No. 8S.P. Ry. Co.;

THENCE E.  680 vrs.  to W. line of No. 7;

THENCE N.  29-3/5 vrs. to its N.W. corner;

THENCE E.  190-1/2 vrs. to W. line of Sur. No. 50, W.C.Thayer;

THENCE N.  34-/12 vrs. to its N.W. corner;

THENCE E.  6-1/2 vrs. to its N.E. corner;

THENCE N 1 deg. E. with W. line of Sur. 49 E. Brush, 1800 vrs. to S.
E. corner of Sur. 21, D. W. Roberts;

THENCE W.  1576 vrs. to E. line of No. 10, T.W.N.G. Ry. Co.;

THENCE S.  23-1/2 vrs. to its S. E. corner;

THENCE W.  380 vrs.;

THENCE S.  953-1/2 vrs. to N. line of No. 14;

THENCE E.  382-1/2 vrs. to its N. E. corner;

THENCE S.  887 vrs. to the place of BEGINNING.

Third Tract: All of Survey No. 3, Abstract No. 1478, patented to G. Keith Gordon by patent No. 398, Volume 48, dated June 26, 1914, and recorded in Volume 2, Page 166, of the Patent Records of Kimble County, Texas, to which said patent and the record thereof is herein referenced for more complete description of said lands by metes and bounds, containing 52-1/2 acres of land, more or less.

Fourth Tract: Being 181.61 acres out of and a part of Survey No. 50-1/2, Certificate No. 36/15, Abstract No. 1250, Original Grantee, John M. Swisher, and patented to G. Keith Gordon by Patent No. 220, Volume 8, dated March 13, 1896, and containing 204-1/2 acre of land, more or less. Said patent being recorded in Volume 1, Page 191 of the Patent Records of Kimble County, Texas.

Fifth Tract: Being 274.31 acres of land, more or less, out of Survey No. 14, Abstract No. 1418, Certificate No. 5351, Original Grantee,
G. Keith Gordon , patented to G. Keith Gordon by Patent No. 399, Volume 48, dated June 27, 1914, recorded in Volume 2, Page 167 of the Patent Records of Kimble County.

WHEREAS, Assignor has agreed to assign and does by these presents assign to West Bolt Energy, Inc., whose address is 3241 South 1st Street, One Burro Alley, Abilene, TX 79605, hereinafter referred to as "Assignee, " all of Assignor's right, title, and interest in the Assigned Premises.

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00), the receipt by the Assignor of Two Hundred Ninety-Nine (299,999) shares of common stock of the Assignee whose par value is
$.001 per share at a transactional value of $                 , and
other good and valuable consideration receipt and sufficiency is hereby acknowledged by the Assignee. The Assignor hereby Bargains, Sells, Transfers, Conveys and Assigns unto Assignee, all right, title and interest in and to the Assigned Premises.

It is expressly understood that Assignee assumes all of Assignor's duties, rights and obligations in connection with the Assigned Premises and described wells including, but not limited to, the plugging and abandoning of said wells, and Assignee further agrees to file or cause to be filed, all necessary documents to effect said assumption.

For the same consideration, the said Assignor hereby covenants for itself and its successors and assigns with the said Assignee and its successors and assigns that the said Assignee is the lawful owner of the aforesaid leases, warrants title and possession to the properly herein assigned as of the date and time of execution of this instrument, and that the said leases are conveyed hereby free and clear of all liens and encumbrances. The Assignor further covenant that the Assignor shall warrant and forever defend the title in and to such oil, gas and mineral leases to said Assignee.

In testimony whereof, I have hereunto set my hand on this the 15th day of March, 1996.

Pilares Oil & Gas, Inc.


By:   /s/Charles M. Childers
Charles M. Childers, President

THE STATE OF TEXAS    *
                      *
COUNTY OF TAYLOR      *

THIS IS TO CERTIFY that the foregoing instrument was acknowledge before me on 15th day of March, 1996, by Charles M. Childers, of Pilares Oil & Gas, Inc., a corporation, on behalf of said corporation.

/s/Deborah L. Scott
Notary Public

Deborah L . Scott

[NOTARY SEAL]